                     CONSENT OF INDEPENDENT AUDITORS
                                                                    Exhibit 23.5

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 23, 2003, with respect to the financial statements included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-112737) and related Proxy Statement/Prospectus of Genaissance Pharmaceuticals, Inc. for the registration of 8,147,010 shares of its common stock.

                                         /s/ Ernst & Young LLP

Houston, Texas
February 11, 2004